Exhibit 10.1

FORM OF AMENDMENT #1 TO THE SETTLEMENT AGREEMENT

THIS AMENDMENT #1 to the Agreement (as defined below) (the “Amendment”) is entered into on October 3, 2024, and made effective as of September 30, 2024 (the “Effective Date”), by and between DIGITAL BRANDS GROUP, INC., a Delaware corporation (the “Company”), and _______ (the “Holder”) (collectively the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain settlement agreement dated May 24, 2024 (as amended from time to time, the “Agreement”), a copy of which is attached hereto as Exhibit “A”; and

B. The Parties desire to amend the Agreement as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The reference to “September 30, 2024” in Section 1 of the Agreement shall be replaced with “October 31, 2024”.

2. This Amendment may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement. Except as specifically modified hereby, all of the provisions of the Agreement, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

DIGITAL BRANDS GROUP, INC.

By:		By:
Name:	John Hilburn Davis IV	Name:
Title:	Chief Executive Officer	Title: